Exhibit 10.32

FORM OF STOCK ISSUANCE AGREEMENT

THIS STOCK ISSUANCE AGREEMENT (“Agreement”) is made as of the ____ day of ________ (the “Effective Date”) by and between IONQ, INC., a Delaware corporation (the “Company”), and [UNIVERSITY OF MARYLAND][DUKE UNIVERSITY] (“University”).

WITNESSETH:

Pursuant to that certain License Agreement (the “License”) entered into as of even date herewith by and among University, Company and [University of Maryland][Duke University], Company agreed to issue to University shares of common stock of the Company (“Common Stock”) in consideration for the grant by University of the rights under the License.

NOW, THEREFORE, in consideration for the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Issuance of Shares. University hereby agrees to acquire from the Company and the Company agrees to issue to University an aggregate of shares of Common Stock (the “Stock”) in consideration for the rights granted by University to the Company under the License. The closing of the issuance of the Stock shall occur immediately upon execution of this Agreement.

2. Limitations on Transfer. University shall not assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Stock except in compliance with the provisions herein and applicable securities laws.

3. “Market Stand-Off” Agreement. University shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by University, for a period of time specified by the managing underwriter(s) (not to exceed one hundred eighty (180) days (or such longer period, not to exceed eighteen (18) days after the expiration of the 180-day period, as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711)) following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended (the “Securities Act”). University agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the managing underwriter(s) which are consistent with the foregoing or which are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to such Common Stock (or other securities) until the end of such period. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 3 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

4. Drag Along.

(a) Change of Control. In the event that the (i) the holders of a majority of the outstanding shares of Common Stock then issued or issuable upon conversion of the shares of the Company’s Preferred Stock (the “Preferred Stock”), (ii) a majority of the Board of Directors of the Company and (iii) the holders of a majority of the then outstanding shares of Common Stock (other than those issued or issuable upon conversion of the shares of Preferred Stock) who are then providing services to the Company as officers, employees or consultants (collectively, the “Requisite Parties”), approve a sale of the Company or all or substantially all of the Company’s assets whether by means of a merger, consolidation or sale of stock or assets, or otherwise (an “Approved Sale”), (i) if the Approved Sale is structured as a merger or consolidation of the Company, or a sale of all or substantially all of the Company’s assets, University agrees to be present, in person or by proxy, at all meetings for the vote thereon, to vote all shares of capital stock held by University for and raise no objections to such Approved Sale, and waive and refrain from exercising any dissenters rights, appraisal rights or similar rights in connection with such merger, consolidation or asset sale, or (ii) if the Approved Sale is structured as a sale of the stock of the Company, University shall agree to sell the Stock on the terms and conditions approved by the Requisite Parties. University shall take all necessary and desirable actions approved by the Requisite Parties in connection with the consummation of the Approved Sale, including the execution of such agreements and such instruments and other actions reasonably necessary to (i) provide the representations, warranties, indemnities, covenants, conditions, non-compete agreements, escrow agreements and other provisions and agreements relating to such Approved Sale and (ii) effectuate the allocation and distribution of the aggregate consideration upon the Approved Sale.

(b) Irrevocable Proxy. To secure University’s obligations to vote the Stock in accordance with Section 4(a) of this Agreement, University hereby appoints one or more designees of the Requisite Parties as University’s true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of the Stock in furtherance of the provisions of Section 4(a) hereof to execute all appropriate instruments consistent with Section 4(a) of this Agreement on behalf of University if, and only if, University fails to vote all of the Stock in accordance with Section 4(a) hereof, or execute such other instruments in furtherance of the provisions of Section 4(a) of this Agreement within five (5) days of the Company’s or any other party’s written request for University’s written consent or signature. The proxy and power granted by University pursuant to this Section 4 are coupled with an interest and are given to secure the performance of University’s duties under Section 4 of this Agreement. Such proxy and power is irrevocable for the term of this Agreement. The proxy and power, so long as University (and any successor to University) is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Stock and, so long as University (and any successor to University) is an entity, will survive the merger or reorganization of such party or any other entity holding any Stock.

5. Stock Dividends, etc. If, from time to time, there is any stock dividend, stock split or other change in the character or amount of any of the outstanding stock of the Company, then in such event any and all new substituted or additional securities to which University is entitled by reason of University’s ownership of the shares acquired pursuant to this Agreement shall be considered Stock and shall be immediately subject to the terms of this Agreement with the same force and effect as the shares subject to the terms of this Agreement immediately before such event. Within thirty (30) days following any such change, the Company shall provide University revised stock certificates evidencing the Stock following such change.

6. Legends. All certificates representing any shares of Stock subject to the provisions of this Agreement shall have endorsed thereon the following legends:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE CORPORATION RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE CORPORATION, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.”

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION AND/OR ITS ASSIGNEE(S), AS PROVIDED IN THE BYLAWS OF THE CORPORATION.”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A STOCK ISSUANCE AGREEMENT, WHICH PLACES CERTAIN RESTRICTIONS ON THE SHARES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH AGREEMENT. A COPY OF SUCH AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.”

7. University Representations. In connection with the proposed acquisition of the Stock, University hereby agrees and represents as follows:

(a) University represents to Company that (a) this Agreement is a valid and binding obligation of University, enforceable in accordance with its terms, except as limited by laws relating to creditors’ rights and general principals of equity; (b) University has full power and authority to execute and deliver this Agreement; and (c) University is an “accredited investor”, as that term is defined in Rule 501 of Regulation D, as promulgated under the Securities Act.

(b) University is acquiring the Stock solely for its own account for investment and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act. University further represents that University does not have any present intention of selling, offering to sell or otherwise disposing of or distributing the Stock or any portion thereof, and that the entire legal and beneficial interest of the Stock that University is acquired for, and will be held for the account of, University only and neither in whole nor in part for any other person. University has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Stock.

(c) The Company has disclosed to University that:

(i) The sale of the Stock has not been registered under the Securities Act, and the Stock must be held indefinitely unless a transfer of it is subsequently registered under the Securities Act or an exemption from such registration is available, and that the Company is under no obligation to register the Stock;

(ii) The Company will make a notation in its records of the aforementioned restrictions on transfer and legends.

(d) University is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including among other things: the resale occurring not less than one year from the date University has purchased and paid for the Stock; the availability of certain public information concerning the Company; the sale being through a broker in an unsolicited “broker’s transaction” or in a transaction directly with a market maker (as said term is defined under the Exchange Act); and that any sale of the Stock may be made by him or her only in limited amounts during any three-month period not exceeding specified limitations. University further represents that University understands that at the time University wishes to sell the Stock there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, he or she would be precluded from selling the Stock under Rule 144 even if the one-year minimum holding period had been satisfied. University represents that it understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act or compliance with an exemption from registration will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

(e) Without in any way limiting University’s representations set forth above, University further agrees that it shall in no event make any disposition of all or any portion of the Stock which it is acquiring unless and until:

(i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

(ii) University shall have (1) notified the Company of the proposed disposition and furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (2) furnished the Company with an opinion of its own counsel to the effect that such disposition will not require registration of such shares under the Securities Act, and such opinion of its counsel shall have been concurred in by counsel for the Company, and the Company shall have advised University of such concurrence.

8. Company Warranties and Representations. In connection with the proposed acquisition of the Stock, the Company hereby agrees, represents and warrants as follows:

(a) The Company is validly existing in good standing under the laws of its state of incorporation and has the requisite corporate power and authority to enter into this Agreement and to issue the Stock as contemplated hereby.

(b) This Agreement is a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c) The issuance of the Stock satisfies all of the requirements of Section 4.01 of the License, including with respect to the amount of shares of Common Stock that the Company is obligated to issue to the University.

(d) Upon issuance of the Stock pursuant to this Agreement, the Stock will be free of any lien, charge or other encumbrance, other than any liens, charges or encumbrances created by or imposed by the University, and will be validly issued, fully paid and nonassessable.

(e) The issuance of the Stock does not violate (i) the Company’s Amended and Restated Certificate of Incorporation or Bylaws, (ii) any rights of preemption, first offer, first refusal, co-sale, registration, dividends or similar rights to which the Company is bound (collectively, “Equity Rights”), (iii) any material agreement by which the Company is bound, or (iv) any material provision of federal or state securities law, rule or regulation applicable to the Company.

9. Transfers in Violation of Agreement. The Company shall not be required (i) to transfer on its books any shares of Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

10. Further Instruments. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

11. Notice. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page or to such e-mail address or address as subsequently modified by written notice given in accordance with this Section 12. If notice is given to the Company, a copy (which shall not constitute notice) shall also be sent to Cooley LLP, 11951 Freedom Drive, Reston, VA 20190, Attention: Mike Lincoln

12. Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon University and its successors and assigns.

13. Governing Law; Entire Agreement; Amendments; Venue. This Agreement shall be construed under the laws of the State of Delaware (as it applies to agreements between Delaware residents, entered into and to be performed entirely within Delaware), and constitutes the entire agreement of the parties with respect to the subject matter hereof superseding all prior written or oral agreements, and no amendment or addition hereto shall be deemed effective unless agreed to in writing by the parties hereto. The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state or federal court for the district encompassing the Company’s principal place of business.

14. Right to Specific Performance. University agrees that the Company shall be entitled to a decree of specific performance of the terms hereof or an injunction restraining violation of this Agreement, said right to be in addition to any other remedies available to the Company.

15. Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes and tenor and effect of this Agreement.

16. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

UNIVERSITY:	IONQ, INC.:

By:	By:
Name:
Title:
Address:
Address: